United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 12, 2020

Alerus Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39036	45-0375407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Demers Avenue
Grand Forks, North Dakota 58201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (701) 795-3200

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange  Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	ALRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Alerus Financial Corporation (the “Company”) was held on  May 12, 2020. The record date for determination of stockholders entitled to vote at the Annual Meeting was March 13, 2020. There were 17,302,799 shares of common stock outstanding as of that date, with each such share being entitled to one vote. At the Annual Meeting, the holders of 14,178,349 shares, or approximately 81.94 percent of the outstanding shares, were represented in person or by proxy, which constituted a quorum for the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 1, 2020, were as follows:

Proposal 1: The election of eight (8) director nominees to serve on the board of directors of the Company until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Randy L. Newman	9,415,414	423,811	4,339,124
Karen M. Bohn	9,434,550	404,675	4,339,124
Lloyd G. Case	9,489,552	349,673	4,339,124
Daniel E. Coughlin	9,470,880	368,345	4,339,124
Kevin D. Lemke	9,489,563	349,662	4,339,124
Michael S. Mathews	9,488,453	350,772	4,339,124
Sally J. Smith	9,486,953	352,272	4,339,124
Galen G. Vetter	9,440,670	398,555	4,339,124

Proposal 2: The ratification of the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,951,012	143,894	83,444	0

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2020	Alerus Financial Corporation

	By:	/s/ Randy L. Newman
	Name:	Randy L. Newman
	Title:	Chairman, Chief Executive Officer and President